Significant partly-owned subsidiaries	12 Months Ended
Dec. 31, 2024
Significant partly-owned subsidiaries
Significant partly-owned subsidiaries	6.3. Significant partly-owned subsidiaries
Nokia holds an ownership interest of 50% plus one share in Nokia Shanghai Bell’s parent company, Nokia Shanghai Bell Co., Ltd. (NSB), with China Huaxin Post & Telecommunication
Economy Development Center (China Huaxin) holding the remaining ownership interests. Nokia applied judgment to conclude that it is able to control NSB based on an assessment of various factors including the ability to nominate key management personnel, decision-making related to the management of NSB operations and Nokia’s exposure to variable returns from NSB.
In 2017, Nokia entered into a contractual arrangement providing China Huaxin with the right to fully transfer its ownership interest in NSB to Nokia and Nokia with the right to purchase China
Huaxin’s ownership interest in NSB in exchange for a future cash settlement. To reflect this,
Nokia derecognized the non-controlling interest balance related to NSB and recognized a financial liability based on the estimated future cash settlement to acquire China Huaxin’s ownership interest.
In 2024, Nokia and China Huaxin have been together reviewing the future ownership structure of
NSB. Following those discussions, Nokia exercised its call option, outlined in NSB’s shareholders'
agreement, to initiate the process to become the sole shareholder by purchasing China Huaxin's approximately 50% share in NSB. The execution of the call option is subject to completing required steps under NSB's shareholders' agreement.
The measurement of the financial liability is complex as it involves estimation of the expected future cash settlement and the distribution of excess cash balances. In 2024, Nokia recognized a EUR 5 million loss (EUR 2 million loss in 2023) in financial income and expenses to reflect a change in the estimated future cash settlement. At 31 December 2024, the expected future cash settlement amounted to EUR 487 million (EUR 455 million in 2023).
Financial information for the Nokia Shanghai Bell Group
Financial information below is presented after elimination of intercompany transactions between entities within the Nokia Shanghai Bell Group but before elimination of intercompany transactions with the rest of the Nokia Group.

EURm	2024	2023
Summarized income statement
Net sales(1)	760	979
Operating profit/(loss)	46	(6)
Profit/(loss) for the year	11	(26)
Profit/(loss) for the year attributable to:
Equity holders of the parent	11	(26)
Non-controlling interests(2)	—	—
Summarized statement of financial position
Non-current assets	353	400
Non-current liabilities	(59)	(100)
Non-current net assets	294	300
Current assets(3)	1 622	1 642
Current liabilities	(854)	(900)
Current net assets	768	742
Net assets(4)	1 062	1 042
Non-controlling interests(2)	—	—
Summarized statement of cash flows
Net cash flows from operating activities	204	51
Net cash flows (used in)/from investing activities	(2)	2
Net cash flows used in financing activities	(85)	(41)
Translation differences	26	(38)
Net increase/(decrease) in cash and cash equivalents	143	(26)
(1)Includes EUR 11 million (EUR 19 million in 2023) net sales to other Nokia Group entities.
(2)Based on the contractual arrangement with China Huaxin, Nokia does not recognize any non-controlling interest in NSB.
(3)Includes a total of EUR 843 million (EUR 700 million in 2023) of cash and cash equivalents.
(4)The distribution of the profits of NSB requires the passing of a special resolution by more than two-thirds of its shareholders, subject to a requirement that at least 50% of the after-tax distributable profits are distributed as dividends each year.